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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 3, 2003
                                                        ----------------


                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                      0-24571                  43-1816913
      --------                      -------                  ----------
(State or other Jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)             Identification No.)


                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)














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ITEM 5.   OTHER EVENTS
          ------------

      Effective February 3, 2003, the Company changed its state of incorporation from Delaware to Missouri by merging into a wholly-owned subsidiary of the Company that was recently incorporated in Missouri solely for the purpose of effecting the reincorporation. The stockholders of Pulaski Financial Corp., a Delaware corporation (the "Company"), approved the reincorporation at the Company's annual meeting of stockholders on January 29, 2003. The surviving corporation assumed the name of Pulaski Financial Corp. As a result of the merger, each share of common stock of the Company, par value $0.01 per share, was automatically converted into one share of common stock of the surviving corporation, par value $0.01 per share.

      The merger was consummated under the terms and conditions of an Agreement and Plan of Merger pursuant to which:

      1.      the Company ceased to exist as a Delaware corporation;

      2. the stockholders of the Company became stockholders of the surviving corporation;

      3.      the  surviving   corporation  succeeded  to  all  of  the  assets,
              liabilities, subsidiaries and other properties of the Company to the fullest extent provided by law; and

      4. the rights of the stockholders and internal affairs of the surviving corporation are governed by the articles of incorporation and bylaws of the surviving corporation and the Missouri General and Business Corporation Law.

As a result of the merger, the surviving corporation has the same business, management, benefit plans, location, assets, liabilities and net worth as did the Company.

      The  surviving  corporation's  common  stock is  deemed  registered  under
Section 12(g) of the Securities Exchange Act of 1934 by operation of Rule 12g-3(a).

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 2.1 Agreement and Plan of Merger, dated December 18, 2002, between PFC Merger Corp. and Pulaski Financial Corp.*

      Exhibit 3.1       Articles of Incorporation of Pulaski Financial Corp.*

      Exhibit 3.2       Bylaws of Pulaski Financal Corp.*
---------------------------------
* Incorporated by reference into this document from the Exhibits to the 2003 proxy statement for Pulaski Financial Corp. as filed with the Securities and Exchange Commission on December 27, 2002


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 5, 2003               By:  /s/ William A. Donius
                                           -------------------------------------
                                           William A. Donius
                                           President and Chief Executive Officer